Dated: April 30, 2007

Rate Cap Transaction

Re:  BNY Reference No. 39251

Ladies and Gentlemen:

The purpose of this letter agreement (“Agreement”) is to confirm the terms and conditions of the rate Cap Transaction entered into on the Trade Date specified below (the “Transaction”) between The Bank of New York (“BNY”), a trust company duly organized and existing under the laws of the State of New York, and HSBC Bank USA, National Association, not in its individual capacity, but solely as Supplemental Interest Trust Trustee for the Deutsche Alt-A Securities Mortgage Loan Trust 2007-AR3 (in such capacity, the “Supplemental Interest Trust Trustee” or the “Counterparty”), under the Pooling and Servicing Agreement, dated as of April 1, 2007, among Deutsched ALT-A Securities, Inc.,as Depositor, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator and HSBC Bank USA, National Association, as Trustee and Supplemental Interest Trust Trustee (the “Pooling and Servicing Agreement”).  This Agreement, which evidences a complete and binding agreement between you and us to enter into the Transaction on the terms set forth below, constitutes a “Confirmation” as referred to in the “ISDA Form Master Agreement” (as defined below), as well as a “Schedule” as referred to in the ISDA Form Master Agreement.

1.

Form of Agreement.  This Agreement is subject to the 2000 ISDA Definitions (the “Definitions”), as published by the International Swaps and Derivatives Association, Inc. (“ISDA”). Any reference to a “Swap Transaction” in the Definitions is deemed to be a reference to a “Transaction” for purposes of this Agreement, and any reference to a “Transaction” in this Agreement is deemed to be a reference to a “Swap Transaction” for purposes of the Definitions. You and we have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement (Multicurrency—Cross Border) form (the “ISDA Form Master Agreement”).  An ISDA Form Master Agreement, as modified by the Schedule terms in Paragraph 4 of this Confirmation (the “Master Agreement”), shall be deemed to have been executed by you and us on the date we entered into the Transaction. For the avoidance of doubt, the Transaction described herein shall be the sole Transaction governed by such ISDA Form Master Agreement. Except as otherwise specified, references herein to Sections shall be to Sections of the Master Agreement, and references to Paragraphs shall be to paragraphs of this Agreement..  In the event of any inconsistency between the provisions of this Agreement and the Definitions or the Master Agreement, this Agreement shall prevail for purposes of the Transaction.  Capitalized terms not otherwise defined herein or in the Definitions or the Master Agreement shall have the meaning defined for such term in the Pooling and Servicing Agreement.

2.

Certain Terms.  The terms of the particular Transaction to which this Confirmation relates are as follows:

Type of Transaction:

Rate Cap

Notional Amount:

With respect to any Calculation Period the amount set forth for such period on Schedule I attached hereto.

Trade Date:

April 26, 2007

Effective Date:

April 25, 2012

Termination Date:

May 25, 2014, subject to adjustment in accordance with the Following Business Day Convention

FIXED AMOUNTS

Fixed Amount Payer:

Counterparty

Fixed Amount:

USD 159,500

Fixed Amount Payer

Payment Date:

April 30, 2007

FLOATING AMOUNTS

Floating Rate Payer:

BNY

Cap Rate:

4.9500%

Floating Rate Day Count

Fraction:

Actual/360

Floating Rate Option:

USD-LIBOR-BBA

Designated Maturity:

One month

Spread:

Inapplicable

Floating Rate Payer

Period End Dates:

The 25th day of each month, beginning on May 25, 2012 and ending on the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

Floating Rate Payer

Payment Dates:

Early Payment shall be applicable. The Floating Rate Payer Payment Date shall be two (2) Business Days preceding each Floating Rate Payer Period End Date.

Reset Dates:

The first day of each Calculation Period

Compounding:

Inapplicable

Business Days:

New York

3.

Additional Provisions:

1)

Reliance.  Each party hereto is hereby advised and acknowledges that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and conditions set forth herein.

4.

Provisions Deemed Incorporated in a Schedule to the Master Agreement:

Part 1.

Termination Provisions.

(a)

"Specified Entity" in relation to BNY or the Counterparty shall mean: none.

(b)

“Specified Transaction” will have the meaning specified in Section 14.

(c)

Applicability. The following provisions apply or do not apply to the parties as specified below:

(i)

Section 5(a)(i) (Failure to Pay or Deliver):

(A)

will apply to BNY; and

(B)

will apply to the Counterparty.

(ii)

Section 5(a)(ii) (Breach of Agreement):

(A)

will apply to BNY; and

(B)

will not apply to the Counterparty.

(iii)

Section 5(a)(iii) (Credit Support Default):

(A)

will apply to BNY; and

(B)

will not apply to the Counterparty.

(iv)

Section 5(a)(iv) (Misrepresentation):

(A)

will apply to BNY; and

(B)

will not apply to the Counterparty.

(v)

Section 5(a)(v) (Default under Specified Transaction):

(A)

will not apply to BNY; and

(B)

will not apply to the Counterparty.

(vi)

Section 5(a)(vi) (Cross Default):

(A)

will apply to BNY; and

(B)

will not apply to the Counterparty.

For the purposes of Section 5(a)(vi):

“Specified Indebtedness” will have the meaning specified in Section 14, except that it shall not include indebtedness in respect of deposits received.

“Threshold Amount” means, 3% of consolidated shareholders equity of BNY and its subsidiaries determined in accordance with generally accepted accounting principles of the United States consistently applied as of the last day of the fiscal quarter ended immediately prior to the occurrence or existence of an event for which a Threshold Amount is applicable under Section 5(a)(vi).

(vii)

Section 5(a)(vii) (Bankruptcy):

(A)

will apply to BNY; and

(B)

will not apply to the Counterparty with respect to subclauses (2), (4) (but only if the proceeding or petition is instituted or presented by BNY or its affiliates), (7), (8) (but subclause (8) will not apply to the Counterparty only to the extent that subclauses (2), (4) and (7) do not apply to the Counterparty) and (9) of Section 5(a)(vii), and the remaining provisions of Section 5(a)(vii) will apply to the Counterparty; and in subclause (6) the words “trustee” and “custodian” will not include the Supplemental Interest Trust Trustee and the words “seeks or” will be deleted.

(viii)

Section 5(a)(viii) (Merger without Assumption):

(A)

will apply to BNY; and

(B)

will apply to the Counterparty.

(ix)

Section 5(b)(i) (Illegality):

(A)

will apply to BNY; and

(B)

will apply to the Counterparty.

(x)

Section 5(b)(ii) (Tax Event):

(A)

will apply to BNY; and

(B)

will apply to the Counterparty;

provided that the words “(x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y)” shall be deleted.

(xi)

Section 5(b)(iii) (Tax Event upon Merger):

(A)

will apply to BNY, provided, that BNY shall not be entitled to designate an Early Termination Date by reason of a Tax Event upon Merger in respect of which it is the Affected Party; and

(B)

will apply to the Counterparty.

(xii)

Section 5(b)(iv) (Credit Event upon Merger):

(A)

will not apply to BNY; and

(B)

will not apply to the Counterparty.

(xiii)

Section 5(b)(v) (Additional Termination Event):

(A)

will apply to BNY with respect to Part 1(g)(iv) and (v); and

(B)

will apply to the Counterparty with respect to Parts 1(g)(i), (ii), and (iii).

(d)

The "Automatic Early Termination" provision of Section 6(a):

(A)

will not apply to BNY; and

(B)

will not apply to the Counterparty.

(e)

Payments on Early Termination.  For the purpose of Section 6(e), the Second Method and Market Quotation will apply. For such purpose, for so long as the Certificates are rated by Moody’s, if BNY is the Affected Party in respect of an Additional Termination Event or a Tax Event Upon Merger or the Defaulting Party in respect of any Event of Default (but not, in any case, in respect of a Termination Event arising from an Illegality or Tax Event), the following provisions shall apply:

(i)

The definitions of “Market Quotation” and “Settlement Amount” are amended in their entirety to read as follows:

“Market Quotation” means, with respect to one or more Terminated Transactions, an offer capable when made of becoming legally binding upon acceptance made by a Qualified Transferee for an amount that would be paid to the Counterparty (expressed as a negative number) or by the Counterparty (expressed as a positive number) in consideration of an agreement between the Counterparty and such Qualified Transferee to enter into a transaction with commercial terms substantially the same as those of this Agreement (save for the exclusion of provisions relating to Transactions that are not Terminated Transactions) (which shall be determined by the Counterparty, acting in a commercially reasonable manner), that would have the effect of preserving the economic equivalent for the Counterparty of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transactions or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that date (such transaction, a “Replacement Transaction”).  For this purpose, Unpaid Amounts in respect of the Terminated Transaction or group of Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included.

““Settlement Amount” means, with respect to any Early Termination Date, an amount (as determined by the Counterparty) equal to the Termination Currency Equivalent of the amount (whether positive or negative) of any Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions that is accepted by the Counterparty so as to become legally binding, Provided that:

(1)

If, on the day falling ten Local Business Days after the day on which the Early Termination Date is designated or such later day as the Counterparty may specify in writing to BNY (but in either case no later than the Early Termination Date) (such day the “Latest Settlement Amount Determination Day”), no Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions has been accepted by the Counterparty so as to become legally binding and one or more Market Quotations have been made and remain capable of becoming legally binding upon acceptance, the Settlement Amount shall equal the Termination Currency Equivalent of the amount (whether positive or negative) of the lowest of such Market Quotations; and

(2)

If, on the Latest Settlement Amount Determination Day, no Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions is accepted by the Counterparty so as to become legally binding and no Market Quotations have been made and remain capable of becoming legally binding upon acceptance, the Settlement Amount shall equal the Counterparty’s Loss (whether positive or negative and without reference to any Un-paid amounts) for the relevant Terminated Transaction or group of Terminated Transactions.

(ii)

At any time on or before the Latest Settlement Amount Determination Day at which two or more Market Quotations remain capable of becoming legally binding upon acceptance, the Counterparty shall be entitled to accept only the lowest of such Market Quotations.

(iii)

if the Counterparty requests BNY in writing to obtain Market Quotations, BNY shall use its reasonable efforts to do so before the Latest Settlement Amount De-termination Day.

(iv)

If the Settlement Amount is a negative number, Section 6(e)(i)(3) shall be deleted in its entirety and replaced with the following:

“Second Method and Market Quotation. If Second Method and Market Quotation apply, (1) the Counterparty shall pay to BNY an amount equal to the absolute value of the Settlement Amount in respect of the Terminated Transactions, (2) the Counterparty shall pay to BNY the Termination Currency Equivalent of the Unpaid Amounts owing to BNY and (3) BNY shall pay to the Counterparty the Termination Currency Equivalent of the Unpaid Amounts owing to the Counterparty, Provided that, (i) the amounts payable under (2) and (3) shall be subject to netting in accordance with Section 2(c) and (ii) notwithstanding any other provision of this Agreement, any amount payable by BNY under (3) shall not be netted-off against any amount payable by the Counterparty under (1).”

(f)

“Termination Currency” means United States Dollars.

(g)

“Additional Termination Event” will apply.  The following shall constitute Additional Termination Events, and the party specified shall be the Affected Party with respect thereto:—

(i)

 Termination of Trust Fund.  The Trust, Supplemental Interest Trust or Trust Fund shall be terminated pursuant to any provision of the Pooling and Servicing Agreement (including, without limitation, by exercise of the option to purchase and giving of notice under Sections 9.1 and 9.2 of the Pooling and Servicing Agreement).  The Early Termination Date with respect to such Additional Termination Event shall be the Distribution Date upon which the Trust and the Supplemental Interest Trust or Trust Fund is terminated and final payment is made in respect of the Certificates.  Counterparty shall be the sole Affected Party. However, each of BNY and Counterparty may designate an Early Termination Date in respect of this Additional Termination Event.

(ii)

 [Reserved.]

(iii)

Amendment of Pooling and Servicing Agreement.  The Pooling and Servicing Agreement shall be amended without first obtaining the prior written consent of BNY.  The Counterparty shall be the sole Affected Party.

(iv)

Collateralization Event or Ratings Event.  A Collateralization Event or Ratings Event has occurred and is continuing and BNY fails to take the actions provided in Part 5(j)(ii)(A) and (B) within the time periods set out therein; provided that an Additional Termination Event shall not be deemed to occur by virtue of a breach of Part 5(j)(ii)(B) with respect to a Moody’s Ratings Event unless and until such Moody’s Ratings Event has continued for 30 or more Business Days and at least one Qualified Transferee has made an offer which remains capable of becoming legally binding upon acceptance to enter into a Permitted Transfer or other Replacement Transaction.  BNY shall be the sole Affected Party.  A failure to post collateral in accordance with the provisions of the Credit Support Annex by Party A when it has elected or is required to post collateral following the occurrence of a Moody’s Ratings Event, shall be subject to the provisions of Section 5(a)(iii) and shall not be treated as an Additional Termination Event.

(v)

Regulation AB.  BNY shall fail to comply with the provisions of Part 5(k) within the time provided for therein.  BNY shall be the sole Affected Party.

Counterparty shall not effectively designate an Early Termination Date unless and until it has given prior written notice thereof to each Rating Agency.

Part 2.

Tax Representations and Certain Tax-related Provisions.

(a)

Payer Representations.  For the purpose of Section 3(e), BNY makes the following representations:

It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e)) to be made by it to the other party under this Agreement.  In making this representation, it may rely on:

(i)

the accuracy of any representations made by the other party pursuant to Section 3(f);

(ii)

the satisfaction of the agreement contained in Section 4 (a)(i) or 4(a)(iii) and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4 (a)(i) or 4(a)(iii); and

(iii)

the satisfaction of the agreement of the other party contained in Section 4(d), provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice of its legal or commercial position.

(b)

Payee Representations. For the purpose of Section 3(f), BNY and the Counterparty make the following representations.

(i)

The following representation will apply to BNY:

(x) It is a “U.S. person” (as that term is used in Section 1.1441-4(a)(3)(ii) of the United States Treasury Regulations (“Treas. Reg.”)) for United States federal income tax purposes, (y) it is a trust company duly organized and existing under the laws of the State of New York, and (y) its U.S. taxpayer identification number is 135160382.

(ii)

The following representation will apply to the Counterparty:

None.

 (c)

Additional Amounts Not Payable by the Counterparty.  The Counterparty shall not be required to pay any additional amounts pursuant to Section 2(d)(i)(4).

(d)

Indemnifiable Tax. The definition of “Indemnifiable Tax” in Section 14 is amended in its entirety to read as follows:

“Indemnifiable Tax” means in relation to payments by BNY any Tax and in relation to payments by Counterparty no Tax.

Part 3.

Agreement to Deliver Documents.  For the purpose of Section 4(a):

(a)

Tax forms, documents or certificates to be delivered are:

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered
BNY and the Counterparty

A correct, complete and executed Internal Revenue Service Form W-9, W-8ECI, or W-8IMY, with appropriate attachments, as applicable, or any other or successor form, in each case that establishes an exemption from deduction or withholding obligations, and any other document reasonably requested to allow the other party to make payments under this Agreement without any deduction or withholding for or on the account of any tax.

(i) Prior to the first scheduled Payment Date; (ii) in the case of a U.S. Internal Revenue Service Form W-8ECI, W-8IMY, and W-8BEN that does not include a U.S. taxpayer identification number in line 6, before December 31 of each third succeeding calendar year, (iii) promptly upon reasonable demand by the other party; and (iv) promptly upon learning that any form previously provided by to the other party has become obsolete or incorrect.

(b)

Other documents to be delivered are:

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered	Covered by Section 3(d) Representation
BNY

A certificate of an authorized officer of the party, as to the incumbency and authority of the respective officers of the party signing this Agreement, any relevant Credit Support Document, or any Confirmation, as the case may be.

		Upon the execution and delivery of this Agreement	Yes
Counterparty

(i) a copy of the executed Pooling and Servicing Agreement, (ii) an incumbency certificate verifying the true signatures and authority of the person or persons signing this Agreement on behalf of the Counterparty , and  (iii) a certified copy of the authorizing resolution (or equivalent authorizing documentation) of Trustee which sets forth the authority of each signatory to the Confirmation signing on its behalf and the authority of such party to enter into Transactions contemplated and performance of its obligations hereunder.

		With respect to (i) upon the execution and delivery of the Pooling and Servicing Agreement, and with respect to (ii) and (iii) upon the execution and delivery of this Agreement	Yes
BNY	A legal opinion as to enforceability of this Agreement and any Confirmation evidencing a Transaction hereunder.	Upon the execution and delivery of this Agreement and such Confirmation	No
Counterparty

A legal opinion (i) as to the enforceability of this Agreement and any Confirmation evidencing a Transaction hereunder and (ii) that no tax of any nature is imposed by any government or other taxing authority in respect of any payment by the Counterparty under this Agreement, but for a present or former connection between the jurisdiction of the government or taxation authority imposing such tax and BNY or a person related to BNY and that BNY is not subject to any obligations to withhold from payments to the Counterparty under US federal tax law.

		Upon the execution and delivery of this Agreement and such Confirmation	No

Part 4.

Miscellaneous.

(a)

Addresses for Notices.  For the purpose of Section 12(a):

Address for notices or communications to BNY:

The Bank of New York

Swaps and Derivative Products Group

Global Market Division

32 Old Slip 15th Floor

New York, New York 10286

Attention: Steve Lawler

with a copy to:

The Bank of New York

Swaps and Derivative Products Group

32 Old Slip 16th Floor

New York, New York 10286

Attention: Andrew Schwartz

Tele: 212-804-5103

Fax: 212-804-5818/5837

(For all purposes)

BNY: With respect to any Transaction, to the office(s) specified in the Confirmation related to such Transaction. A copy of any notice or other communication with respect to Sections 5 or 6 should also be sent to the addresses set out below:

The Bank of New York

Legal Department

One Wall Street – 10th Floor

New York, New York 10286

Attention: General Counsel

Address for notices or communications to the Counterparty:

HSBC Bank USA, National Association

452 Fifth Avenue

New York, NY 10018-2706

Attention:  CTLA-Structured Finance

Telephone:  ___________

Facsimile:  212-525-1300

With a copy to:

Wells Fargo Bank, NA

9062 Old Annapolis Road

Columbia, MD 21045

Attn: Client Manager, DBALT 07-AR3

Telephone: (410) 884-2000

Fax: (410) 715-2380

 (b)

Process Agent.  For the purpose of Section 13(c):

BNY appoints as its Process Agent:—  not applicable.

Counterparty appoints as its Process Agent:— not applicable.

(c)

Offices.  The provisions of Section 10(a) will apply to this Agreement.

(d)

Multibranch Party.  For the purpose of Section 10(c):

BNY is a Multibranch Party and will enter into each Transaction only through the following Office:― New York (for all Transactions).

Counterparty is not a Multibranch Party.

(e)

Calculation Agent.  The Calculation Agent is BNY.

(f)

“Credit Support Document”  Credit Support Document means in relation to:—

BNY:

The Credit Support Annex hereto and any Qualified Guaranty.

Counterparty:

Not applicable.

(g)

“Credit Support Provider” means in relation to:

BNY:

The guarantor under any Qualified Guaranty.

Counterparty:

Not Applicable.

(h)

Governing Law.  This Agreement will be governed by and construed in accordance with the laws of the State of New York without reference to choice of law doctrine other than New York General Obligations Law Sections 5-1401 and 5-1402.

(i)

Netting of Payments; Modification of Section 2(a)(iii)(1).  Subparagraph (ii) of Section 2(c) will apply.  Section 2(a)(iii)(1) is amended by deleting “or Potential Event of Default”.

(j)

“Affiliate” will have the meaning specified in Section 14, provided, that, the Counterparty shall not be deemed to have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii) hereof.

(k)

Additional Representations.  Section 3 is hereby amended by adding after Section 3(f) the following subsections:

“(g)

Relationship Between Parties.

(1)

Nonreliance. It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction.

(2)

Evaluation and Understanding.

(i)

It is acting for its own account and has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; it is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into such transaction; it being understood that information and explanations related to the terms and conditions of such transaction shall not be considered investment advice or a recommendation to enter into such transaction.  No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of the transaction; and

(ii)

It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume (and does, in fact assume) those risks, financially and otherwise.

(3)

Principal.  The other party is not acting as a fiduciary or an advisor for it in respect of this Transaction.

(h)

Exclusion from Commodity Exchange Act. (1) It is an “eligible contract participant” within the meaning of Section 1a(12) of the Commodity Exchange Act, as amended; (2) this Agreement and each Transaction is subject to individual negotiation by such party; and (3) neither this Agreement nor any Transaction will be executed or traded on a “trading facility” within the meaning of Section 1a(33) of the Commodity Exchange Act, as amended.

(i)

Swap Agreement.  Each Transaction is a “swap agreement” as defined in 12 U.S.C. Section 1821(e)(8)(D)(vi) and a “covered swap agreement” as defined in the Commodity Exchange Act (7 U.S.C. Section 27(d)(1)).

Part 5.

Other Provisions.

(a)

Waiver of Jury Trial.  Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(b)

Recording of Conversations.  Each party (i) consents to the recording of telephone conversations between the trading, marketing and other relevant personnel of the parties in connection with this Agreement or any potential Transaction, (ii) agrees to obtain any necessary consent of, and give any necessary notice of such recording to, its relevant personnel and (iii) agrees, to the extent permitted by applicable law, that recordings may be submitted in evidence in any Proceedings.

(c)

Severability.  If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.  The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(d)

Set-off.  All payments under this Agreement shall be made without set-off or counterclaim, except as provided in Section 2(c), Section 6 or the provisions hereof relating to Market Quotation and Loss, or Paragraph 8 of the Credit Support Annex.  Section 6(e) is amended by deleting the following sentence: "The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off."  For the avoidance of doubt, if more than one Transaction is entered into under this Agreement, nothing herein is intended to prevent the determination of a Settlement Amount with respect to all such Transactions pursuant to Section 6 (as modified hereby).

(e)

Failure to Pay or Deliver.  Section 5(a)(i) is hereby amended by replacing the word “third” by the word “second” in the third line thereof.

(f)

Non-Recourse.  Notwithstanding any provision herein or in this Agreement to the contrary, the obligations of the Supplemental Interest Trust hereunder are limited recourse obligations of the Supplemental Interest Trust, payable solely from the Swap Account. In the event that the Swap Account and proceeds thereof should be insufficient to satisfy all claims outstanding and following the realization of the Swap Account and the distribution of the proceeds thereof in accordance with the Pooling and Servicing Agreement, any claims against or obligations of the Supplemental Interest Trust under this Agreement or any confirmation hereunder still outstanding shall be extinguished and thereafter not revive.  This provision shall survive the termination of this Agreement.

 (g)

Limitation on Institution of Bankruptcy Proceedings.  BNY shall not institute against or cause any other person to institute against, or join any other person in instituting against the Counterparty the Depositor or the Trust, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, under any of the laws of the United States or any other jurisdiction, for a period of one year and one day (or, if longer, the applicable preference period) following indefeasible payment in full of the Certificates. This provision shall survive the termination of this Agreement.

(h)

Priority of Payments.  Amounts payable to BNY hereunder (other than Transfers of Posted Credit Support under the Credit Support Annex Unpaid Amounts (including earnings on Posted Cash Collateral), interest pursuant to Section 6(d)(ii) and the Settlement Amounts paid in respect of a Replacement Transaction) shall be subject to the Priority of Payments (as set forth in Section 4.1 of the Pooling and Servicing Agreement.  Settlement Amounts shall be payable only on a Distribution Date.  This provision shall survive the termination or expiration of this Agreement.

(i)

Transfer, Assignment; Amendment. Notwithstanding the provisions of Sections 6(b)(ii) and 7, no novation, assignment or transfer of any Transaction shall be permitted by either party unless (i) it is a Permitted Transfer or the Rating Agency Condition is satisfied with respect thereto, and (ii) each Rating Agency and the non-assigning party has received prior written notice thereof.  The consent of  the Counterparty shall not be required for a Permitted Transfer and  the Counterparty shall take all steps reasonably requested by BNY (at the expense of BNY) to effect a Permitted Transfer.  A “Permitted Transfer” means a novation or assignment to or entry into another form of Replacement Transaction pursuant to which a Qualified Transferee acquires and assumes or enters into a Replacement Transaction by a written instrument in respect of all the Transactions and the rights, liabilities, duties and obligations of BNY hereunder without modification of the terms hereof (other than parties, effective date of said transfer, and tax payee representations of BNY) and with respect to which (i) there is no adverse effect on netting or set-off rights, (ii) each Rating Agency receives prior written notice thereof, and (iii) neither BNY nor the transferee will be required to withhold or deduct on account of any Tax from any payments under this Agreement in excess of what would have been required to be withheld or deducted in the absence of such transfer.  Notwithstanding the provisions of Section 9(b), each amendment, modification or waiver in respect of this Agreement shall be subject to the Rating Agency Condition.

(j)

Ratings Downgrade.

(i)

Definitions.  For purposes of each Transaction:

(A)

“Rating Agency Condition” means, with respect to any action taken or to be taken hereunder, a condition that is satisfied when each of Fitch, Inc. or Fitch Ratings, Ltd., or Derivative Fitch, Inc. or Derivative Fitch Ltd. or another of their subsidiaries, or any successor or successors thereto (“Fitch”), Moody’s Investors Service Inc. (“Moody’s”) and Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. (“S&P”) (each a “Rating Agency”, and the rating condition with respect to it, the “Fitch Rating Condition”, “Moody’s Rating Condition” and “S&P Rating Condition”, respectively) has confirmed in writing to the Supplemental Interest Trust Trustee that such action will not result in withdrawal, reduction or other adverse action with respect to any then-current rating by such Rating Agency of the Certificates.

(B)

“Qualifying Ratings” means, with respect to the debt of any entity, (1) (x) a short-term unsecured and unsubordinated debt rating of at least “P-1”, and a long-term unsecured and unsubordinated debt of at least ”A2” (or, if it has no short-term unsecured and unsubordinated debt rating, a long term rating of at least “A1”) by Moody’s (“Moody’s First Level Qualifying Ratings”), and (y) a short-term unsecured and unsubordinated debt rating of at least “P-2”, and a long-term unsecured and unsubordinated debt of at least ”A3” (or, if it has no short-term unsecured and unsubordinated debt rating, a long term rating of at least “A3”) by Moody’s (“Moody’s Second Level Qualifying Ratings”); and (2) a short-term unsecured and unsubordinated debt rating of at least “A-1” , or if it does not have a short-term rating, a long-term unsecured and unsubordinated debt rating of at least “A+” by S&P (“S&P Qualifying Ratings”) and (3) a short-term unsecured and unsubordinated debt rating of at least “F1” by Fitch and a long-term unsecured and unsubordinated debt rating of at least “A” by Fitch (“Fitch Qualifying Ratings”).

(C)

A “Collateralization Event” shall occur as to BNY if, with respect to the ratings of the long-term and short-term unsecured and unsubordinated debt of both BNY (if such debt of BNY is rated) and the guarantor under each Qualified Guaranty (if any) assigned by a Rating Agency: (1) the short-term rating is “P-2” or below, or the long-term rating is ”A3” or below, or, if neither BNY nor the guarantor under any Qualified Guaranty has a short-term rating, the long term rating is “A2” or below, as assigned by Moody’s (a “Moody’s Collateralization Event”); or (2) the short-term rating is “A-2” or below, or, if neither BNY nor the guarantor under any Qualified Guaranty has a short-term rating, the long-term rating is “A” or below, as assigned by S&P (an “S&P Collateralization Event”) or (3) the short-term rating is “F2” or below or the long-term rating is “A-“ or below as assigned by Fitch (a “Fitch Collateralization Event”)..

(D)

A “Ratings Event” shall occur as to BNY if, with respect to the ratings of the long-term and short-term unsecured and unsubordinated debt of both BNY (if such debt of BNY is rated) and the guarantor under each Qualified Guaranty (if any) assigned by a Rating Agency: (1) the short-term rating is withdrawn or is “P-3” or below or the long-term rating is “Baa1”, or, if neither BNY nor the guarantor under any Qualified Guaranty has a short-term rating, the long term rating is withdrawn or is “Baa1” or below, as assigned by Moody’s (a “Moody’s Ratings Event”); or (2) the short-term rating is below “A-3”, or, if neither BNY nor the guarantor under any Qualified Guaranty has a short-term rating, the long term rating is withdrawn or is “BB+” or below, as assigned by S&P (an “S&P Ratings Event”); or (3) the short-term rating is below “F3” and the long-term rating is withdrawn or is“BBB” or below as assigned by Fitch (a “Fitch Ratings Event”).

(E)

“Qualified Transferee” means a transferee of a novation or assignment or a party (other than the Counterparty) that enters into another form of Replacement Transaction that is a Reference Market-maker (“dealer” in the definition thereof meaning a “dealer in notional principal contracts” as defined in Treas. Reg. Section 1.1001-4) (1) that has Moody’s Second Level Qualifying Ratings and S&P Qualifying Ratings and Fitch Qualifying Ratings or (2) whose present and future obligations owing to the Counterparty are guaranteed pursuant to a Qualified Guaranty.

(F)

“Qualified Guaranty” means an unconditional and irrevocable guaranty of payment (and not of collection) and the performance of the other obligations of BNY (or a Qualified Transferee, as applicable) hereunder by a third party having Moody’s Second Level Qualifying Ratings and S&P Qualifying Ratings and Fitch Qualifying Ratings (“Qualified Guarantor”) providing, inter alia, that payment thereunder shall be made as provided and on the conditions set forth in Section 2(d) as modified hereunder (substituting references to BNY as “X” with the guarantor as “X” and “this Agreement” with such guaranty, respectively) (or, in lieu of such provisions relating to tax, a law firm has given a legal opinion confirming that none of the guarantor’s payments to the Counterparty under such guaranty will be subject to withholding for Tax).

(ii)

Actions to be Taken.  (A) If a Collateralization Event occurs, then BNY shall, at its own expense, no later than the earlier of thirty (30) Business Days thereafter in case of a Moody’s Collateralization Event or thirty (30) calendar days thereafter in case of an S&P Collateralization Event or Fitch Collateralization Event:

(1)

post collateral (commencing within the times set forth herein) in accordance with the Credit Support Annex for so long as the Collateralization Event continues; or

(2)

subject to the S&P Rating Condition, novate, assign or transfer the Transactions to or replace the Transactions with Replacement Transactions with a Qualified Transferee (having the Moody’s First Level Qualifying Ratings and the S&P Qualifying Ratings); or

(3)

subject to the S&P Rating Condition, obtain a Qualified Guaranty (provided by a guarantor having the Moody’s First Level Qualifying Ratings and the S&P Qualifying Ratings).

(B)

If a Ratings Event occurs, then BNY shall at its own expense, no later than the earlier of thirty (30) Business Days thereafter in case of a Moody’s Ratings Event or ten (10) Business Days thereafter in case of an S&P Ratings Event or Fitch Ratings Event, and subject to the S&P Rating Condition:

(1)

novate, assign or transfer the Transactions to or replace the Transactions with Replacement Transactions with a Qualified Transferee, or

(2)

subject to the S&P Rating Condition, obtain a Qualified Guaranty.

(C)

With respect to (A) and (B) above: (1) BNY shall post collateral in accordance with the Credit Support Annex and the times set forth herein for so long as a Collateralization Event or Ratings Event has occurred (or exists from the time BNY becomes a party hereto) and continues, and such posting of collateral shall not be deemed to cure a Rating Event or to extend the time within which any other action is required to be taken under (B) above; (2) if a Ratings Event occurs, then BNY shall at its own expense, use commercially reasonable efforts to take one of the actions referred to in (B) above as soon as reasonably practicable (but subject to the times set forth herein); and (3) if the debt of BNY is unrated because a Rating Agency has withdrawn such rating while any Transaction is outstanding under this Agreement, and if there is no Qualified Guaranty in effect at such time, then such withdrawal shall be treated as a Ratings Event unless the Rating Agency Condition is satisfied with respect thereto.

(k)

Regulation AB.  For purposes of Item 1115 (“Item 1115”) of Subpart 229.1100 – Asset Backed Securities (Regulation AB) (17 C.F.R. ss.ss.229.1100 – 229.1123) (“Regulation AB”) under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as amended and interpreted by the Securities and Exchange Commission and its staff, if the Depositor or  the Counterparty makes a determination, acting reasonably and in good faith, that (x) the applicable “significance percentage” with respect to this Agreement under Item 1115 has been reached (the “applicable percentage”), and (y) the Depositor has a reporting obligation under the Exchange Act (such event, hereinafter a “Reg AB Disclosure Event”), then BNY shall, within five (5) Business Days after notice to that effect, at its sole expense, take one of the following actions (each subject to the Rating Agency Condition): (1) provide (including, if permitted by Regulation AB, provision by reference to reports filed pursuant to the Exchange Act or otherwise publicly available information): (A) (i)(x) the financial data required by Item 301 of Regulation S–K (17 C.F.R. §229.301), pursuant to Item 1115(b)(1); (y) financial statements meeting the requirements of Regulation S–X (17 C.F.R. §§210.1–01 through 210.12–29, but excluding 17 C.F.R. ss. 210.3–05 and Article 11 of Regulation S–X (17 C.F.R. §§ 210.11–01 through 210.11–03)), pursuant to Item 1115(b)(2); or (z) such other financial information as may at the time be required or permitted to be provided in satisfaction of the requirements of Item 1115(b); and (ii) any updates to such financial information within five (5) Business Days of the release thereof, and (B) the consent to filing in the Exchange Act Reports of the Depositor the report relating to audits of such financial statements by the firm conducting such audit; or (2) post collateral in accordance with the Credit Support Annex (which, for such purpose, will be modified to substitute for “Collateralization Event” throughout the words “Reg AB Disclosure Event”, and define “Credit Support Amount” therein as needed to result in the posting of an amount sufficient to reduce the applicable percentage below the requirements of Item 1115); or (3) on terms substantially similar to this Agreement novate or assign or transfer the Transactions to or replace the Transactions with Replacement Transactions with a Qualified Transferee that is able to comply with the requirements of Item 1115(b) and provides the financial information and consents and any indemnification provided for in connection with this Agreement; or (4) obtain a Qualified Guaranty by a guarantor that is able to comply with the requirements of Item 1115(b) and provides the financial information and consents and any indemnification provided for in connection with this Agreement.  BNY’s obligation to comply with this Part 5(k) shall be suspended on January 1, 2008, unless, at any time, BNY receives notification from the Depositor or the Securities Administrator that the Trust Fund’s obligation to file periodic reports under the Exchange Act shall continue; provided, however, that such obligations shall not be suspended in respect of any Exchange Act Report or amendment to an Exchange Act Report in such fiscal year which relates to any fiscal year in which the Trust Fund was subject to the reporting requirements of the Exchange Act.  This obligation shall continue to be suspended unless the Depositor or the Securities Administrator notifies BNY that the Trust Fund’s obligations to file reports under the Exchange Act has resumed.  If the Depositor or  the Counterparty reasonably requests, BNY shall provide such other information as may be necessary for the Depositor to comply with Item 1115.  The Depositor shall be an express third party beneficiary of this Agreement as if a party hereto to the extent of Depositor’s rights explicitly specified herein.

(l)

Supplemental Interest Trust Trustee’s Capacity.  It is expressly understood and agreed by the parties hereto that, insofar as this Agreement and any confirmation evidencing a Transaction hereunder is executed by the Supplemental Interest Trust Trustee, (i) this Agreement and such confirmation are executed and delivered by HSBC Bank USA, National Association, not in its individual capacity but solely as Supplemental Interest Trust Trustee of the Supplemental Interest Trust pursuant to the Pooling and Servicing Agreement in the exercise of the powers and authority conferred upon and vested in it thereunder, and pursuant to instruction set forth therein, (ii) each of the representations, undertakings and agreements herein or therein made on behalf of the Trust or the Supplemental Interest Trust is made and intended not as a personal representation, undertaking or agreement of HSBC Bank USA, National Association but is made and intended for the purpose of binding only the Supplemental Interest Trust, and (iii) under no circumstances will HSBC Bank USA, National Association, in its individual capacity, be personally liable for the payment of any indebtedness or expenses or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken under this Agreement or any such confirmation

(m)

Supplemental Interest Trust Trustee’s Representation.  HSBC Bank USA, National Association, as Supplemental Interest Trust Trustee of the Supplemental Interest Trust, represents and warrants that:

It has been directed under the Pooling and Servicing Agreement to enter into this Agreement and each confirmation evidencing a Transaction hereunder as Supplemental Interest Trust Trustee on behalf of the Supplemental Interest Trust.

(n)

Additional Provisions.  Notwithstanding the terms of Sections 5 and 6, if the Counterparty has satisfied its payment obligations under Section 2(a)(i), and shall, at the time, have no future payment or delivery obligation, whether absolute or contingent, then unless BNY is required pursuant to appropriate proceedings to return to the Counterparty or otherwise returns to the Counterparty upon demand of the Counterparty any portion of such payment, (a) the occurrence of an event described in Section 5(a) with respect to the Counterparty shall not constitute an Event of Default or Potential Event of Default with respect to the Counterparty as the Defaulting Party and (b) BNY shall be entitled to designate an Early Termination Date pursuant to Section 6 only as a result of a Termination Event set forth in either Section 5(b)(i) or Section 5(b)(ii) with respect to BNY as the Affected Party or Section 5(b)(iii) with respect to BNY as the Burdened Party.

5.

Account Details and Settlement Information:

Payments to BNY:

The Bank of New York

Derivative Products Support Department

32 Old Slip, 16th Floor

New York, New York 10286

Attention: Renee Etheart

ABA #021000018

Account #890-0068-175

Reference: Interest Rate Swap

Payments to the Counterparty:

Wells Fargo Bank, NA

ABA# 121000248

Account Name: SAS Clearing

Account #3970771416

FFC to: DBALT 2007-AR3

Certificate Cap Account # 53136007

BNY will, unless otherwise directed by the Supplemental Interest Trust Trustee, make all payments hereunder to the Supplemental Interest Trust Trustee.  Payment made to the Supplemental Interest Trust Trustee at the account specified herein or to another account specified in writing by the Supplemental Interest Trust Trustee shall satisfy the payment obligations of BNY hereunder to the extent of such payment.

6.  Counterparts.  This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this agreement and returning it via facsimile to Derivative Products Support Dept., Attn:  Kenny Au-Yeung at 212-804-5818/5837.  Once we receive this we will send you two original confirmations for execution.

We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

THE BANK OF NEW YORK

By:

/s/ Andrew Schwartz

Name: Andrew Schwartz

Title: Vice President

The Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

HSBC Bank USA, National Association, not in its individual capacity, but solely as Supplemental Interest Trust Trustee for the Deutsche Alt-A Securities Mortgage Loan Trust 2007-AR3

By:

/s/ Fernando Acebedo

Name: Fernando Acebedo

Title: Vice President

SCHEDULE I

(all such dates are subject to adjustment in accordance with the Following Business Day Convention)

Accrual Start Date	Accrual End Date	Notional Amount (in USD)
25-Apr-12	25-May-12	18,019,745.69
25-May-12	25-Jun-12	17,217,880.77
25-Jun-12	25-Jul-12	16,451,686.31
25-Jul-12	25-Aug-12	15,719,576.00
25-Aug-12	25-Sep-12	15,020,034.06
25-Sep-12	25-Oct-12	14,351,612.06
25-Oct-12	25-Nov-12	13,712,926.05
25-Nov-12	25-Dec-12	13,102,653.54
25-Dec-12	25-Jan-13	12,519,530.86
25-Jan-13	25-Feb-13	11,962,350.54
25-Feb-13	25-Mar-13	11,429,958.80
25-Mar-13	25-Apr-13	10,921,253.12
25-Apr-13	25-May-13	10,435,180.09
25-May-13	25-Jun-13	9,970,733.01
25-Jun-13	25-Jul-13	9,526,950.06
25-Jul-13	25-Aug-13	9,102,912.13
25-Aug-13	25-Sep-13	8,697,741.01
25-Sep-13	25-Oct-13	8,310,597.47
25-Oct-13	25-Nov-13	7,940,679.72
25-Nov-13	25-Dec-13	7,587,221.50
25-Dec-13	25-Jan-14	7,107,601.53
25-Jan-14	25-Feb-14	6,791,398.42
25-Feb-14	25-Mar-14	5,497,826.64
25-Mar-14	25-Apr-14	4,859,874.93
25-Apr-14	25-May-14	974,433.55

Exhibit A to Confirmation No. 39251

[Credit Support Annex to follow this page]